                                                                 Exhibit 10.23

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


     This Agreement dated as of March 19, 1996 is entered into by and among White Pine Software, Inc., a Delaware corporation (the "Company"), those persons listed on Schedule 1 hereto (the "Investors"), and those persons listed on
          ----------
Schedule 2 hereto (the "Current Stockholders;" together with the Investors, the
----------
"Stockholders").

     WHEREAS, the Investors are acquiring an aggregate of 343,053 shares of common stock, $5.83 par value per share (the "$5.83 par Common Stock"), of the Company pursuant to the terms of a Stock Purchase Agreement dated as of the date hereof between the Company and the Investors (the "Purchase Agreement");

     WHEREAS, the shares of the Company's common stock , $.01 par value per share (the "$.01 par Common Stock"), now owned by the Current Stockholders are subject to that certain Registration Rights Agreement dated as of October 10, 1995 by and among the Company and certain Current Stockholders, that certain Registration Rights Agreement dated as of March 8, 1994 by and among the Company and certain Current Stockholders, and that certain Registration Rights Agreement dated as of August 31, 1993 by and among the Company and certain Current Stockholders (collectively, the "Prior Registration Rights Agreements");

     WHEREAS, each of the Prior Registration Rights Agreements may be amended by the written consent of the parties thereto, and the requisite percentage of the Stockholders who are parties to each of the Prior Registration Rights Agreements have executed and delivered this Agreement;

     WHEREAS, the Investors have required, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, that the Company provide for certain arrangements with respect to the registration of the shares of $5.83 par Common Stock under the Securities Act of 1933, as amended, and the Investors and the Current Stockholders wish to coordinate such arrangements with the arrangements previously granted under the Prior Registration Rights Agreements; and

     WHEREAS, the Investors have required as a condition under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Prior Registration Rights Agreements are hereby amended and restated in their entirety as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

     "$.01 par Common Stock" means the common stock, $.01 par value per share,
      ---------------------
of the Company.

     "$5.83 par Common Stock" means the common stock, $5.83 par value per share,
      ----------------------
of the Company.

     "Common Stock" means the $.01 par Common Stock and the $5.83 par Common
      ------------
Stock, collectively.

     "Commission" means the Securities and Exchange Commission, or any other
      ----------
Federal agency at the time administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Registration Statement" means a registration statement filed by the
      ----------------------
Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Registration Expenses" means the expenses described in Section 5.
      ---------------------

     "Registrable Shares" means (i) any shares of $5.83 par Common Stock and
      ------------------
$.01 par Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, now owned or hereafter acquired by the Stockholders and (ii) any shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassification, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 12 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of such shares even if such conversion has not yet been effected.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     2.   Demand Registrations.
          --------------------

          (a) If, after six (6) months following an initial public offering of equity securities of the Company, the Company shall receive a written request (specifying that it is being made pursuant to this Section 2) from (i) Stockholders owning in excess of 50% of the then outstanding shares of $5.83 par Common Stock or (ii) Stockholders owning in excess of 50% of the then outstanding $.01 par Common Stock requesting that the Company file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of Registrable Shares then owned by such Stockholder, then the Company shall not later than seventy-five (75) days after receipt by the Company of such a written request, file a registration statement with the Commission relating to such Registrable Shares as to which such request for a demand registration relates and the Company shall use its best efforts to cause the offering of such Registrable Shares to be registered under the Securities Act. No registration initiated hereunder shall count as a registration under this Section 2 unless and until it shall have been declared effective by the Commission.

          (b) If the total amount of Registrable Shares that all Stockholders request to be included in an offering made pursuant to this Section 2 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which, in the good faith opinion of such underwriters, can be sold, selected from the Registrable Shares requested to be included by the Stockholders who requested the registration pursuant to this Section 2 pro rata based on the number of Registrable Shares each of them
               --- ----
owns.

          (c) The underwriter of any underwriting requested under this Section 2 shall be selected by a majority in interest of the Stockholders requesting such registration and the Company.

     3.   Registration on Form S-3.  The Company shall use its best efforts to
          ------------------------
qualify for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.
After the Company has qualified for the use of Form S-3, in addition to the rights contained in Section 2 hereof, the Investors shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Shares to be disposed of and the intended methods of disposition of such shares by such Stockholder or Stockholders), provided that in no event shall the Company be required to register shares with an aggregate market value of less than $1,000,000.

     4.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

          (c) enter into any underwriting agreement with a first-tier underwriter reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Stockholder or Stockholders selling Common Stock pursuant to such Registration Statement and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

          (d) To the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Stockholder, and provide copies thereof to the Stockholders;

          (e) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (f) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (f) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume malting offers of the Registrable Shares.

     5.   Expenses.  The Company will pay all reasonable, customary and
          --------
necessary Registration Expenses of all registrations under this Agreement. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all reasonable, customary and necessary registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel jointly selected by the Stockholders requesting registration to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

     6.   Indemnification.
          ---------------

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, and each other person, if any, who controls such seller within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, and each such controlling person for any legal or any other expenses reasonably incurred by such seller or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholder
            --------  -------
hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) No Stockholder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under this Agreement which imposes indemnification or contribution obligations on such Stockholder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of this Agreement if a Stockholder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

     7.   Exception to Registration.  The Company shall not be required to
          -------------------------
effect a registration under this Agreement if (i) in the written opinion of counsel for the Company such Stockholders may sell without registration under the Securities Act all Registrable Shares for which they requested registration under the provisions of the Securities Act and in the manner and in the quantity in which the Registrable Shares were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this Section 7 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Securities Act.

     8.   Information by Holder.  Each Stockholder including Registrable Shares
          ---------------------
in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9.   "Stand-Off" Agreement.  Each Stockholder, if requested by the Company
          ---------------------
and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that all Stockholders holding not less than the number of shares of Common Stock held by the Stockholder (including shares of Common Stock issuable upon the conversion of Registrable Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

     10.  Rule 144 Requirements.  After the earlier of (i) the closing of the
          ---------------------
sale of securities of the Company pursuant to a Registration Statement, or (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, the Company agrees:

          (a) to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) to use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) to furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     11.  Mergers, Etc.  The Company shall not, directly or indirectly, enter
          -------------
into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 180 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     12.  Listing Application.  If shares of any class of stock of the Company
          -------------------
shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then eligible for listing owned by any Stockholder.

     13.  Damages.  The Company recognizes and agrees that the holder of
          -------
Registrable Shares shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Stockholder shall be entitled to seek specific performance of the Company's obligations hereunder.

     14.  Termination.  All of the Company's obligations to register Registrable
          -----------
Shares under this Agreement shall terminate on the tenth anniversary of this Agreement.

     15.  Transfers of Rights.  This Agreement, and the rights and obligations
          -------------------
of each Stockholder hereunder, may be assigned by such Stockholder to any person or entity acquiring at least 25% of the Registrable Shares owned by such Stockholder (subject to adjustment for stock splits, stock dividends, recapitalizations or similar events), and such transferee shall be deemed a "Stockholder" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

     16.  General.
          -------

          (a)  Notices.  All notices, requests, consents, and other
               -------
communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 40 Simon Street, Suite 201, Nashua, NH 03060-3043,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders; or

     If to a Stockholder, at such address or addresses as may have been furnished to the Company in writing by such Stockholder.

     Notices provided in accordance with this Section 16(a) shall be deemed delivered upon personal delivery or two (2) business days after deposit in the mail.

          (b)  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including without limitation the rights and obligations of the Current Stockholders under the Prior Registration Rights Agreements and each Current Stockholder hereby waives all of its rights under the Prior Registration Rights Agreements and hereby cancels the Prior Registration Rights Agreements.

          (c)  Amendments and Waivers.  Neither this Agreement nor any provision
               ----------------------
hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that Stockholders
                                        --------  -------
owning at least 66 2/3% of the Registrable Shares owned by all Stockholders may effect any such waiver, modification, amendment or termination on behalf of all of the Stockholders; provided, further, that, without the consent of all parties
                     --------  -------
to this Agreement who own Registrable Shares, no amendment or addition to this Agreement may be made which (i) modifies this Section 16(c) or (ii) would affect the holders of Registrable Shares in a disproportionate manner; and provided, further, that no amendment or addition to this Agreement which affects any Stockholder's rights under Section 2 or 3 hereof may be made without the consent of such Stockholder. For purposes hereof, the term "disproportionate manner" shall refer to any event which would impair the rights of one Stockholder while not impairing similar rights held by another Stockholder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

          (d)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e)  Severability.  The invalidity or unenforceability of any
               ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (f)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New Hampshire.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                   COMPANY:

WITNESS                            WHITE PINE SOFTWARE, INC.



/s/ Robert Putnam                  /s/ Howard R. Berke
___________________________        --------------------------------------------
                                   Howard R. Berke, President

                                   INVESTORS:

                                   ADWEST LIMITED PARTNERSHIP
                                   By: Advent International Limited Partnership,
                                       its general partner
                                   By:                    **
                                      ------------------------------------------

                                   ADTEL LIMITED PARTNERSHIP
                                   By: Advent International Limited Partnership,
                                       its general partner
                                   By:                    **
                                      ------------------------------------------

                                   ADVENTACT LIMITED PARTNERSHIP
                                   By: Advent International Limited Partnership,
                                       its general partner
                                   By:                    **
                                      ------------------------------------------

                                   GOLDEN GATE DEVELOPMENT AND LIMITED
                                   PARTNERSHIP
                                   By: Advent International Limited Partnership,
                                       its general partner
                                   By:                    **
                                      ------------------------------------------

                                   ADVENT INTERNATIONAL INVESTORS LIMITED
                                   PARTNERSHIP
                                   By: Advent International Limited Partnership,
                                       its general partner
                                   By:                    **
                                      ------------------------------------------

                                   ADVENT PARTNERS LIMITED PARTNERSHIP
                                   By: Advent International Limited Partnership,
                                       its general partner
                                   By:                    **
                                      ------------------------------------------

** By: Advent International
       Corporation, its general partner

   By:/s/ Patrick J. Sansonetti
      ______________________________________
      Patrick J. Sansonetti
      Senior Vice President, General Partner

                                        CURRENT STOCKHOLDERS:

                                         /s/ Charles Lingel
------------------------                -------------------------------------
Witness                                  Charles Lingel

                                        /s/ Howard R. Berke
------------------------                -------------------------------------
Witness                                  Howard R. Berke

                                        /s/ Forrest Milkowski
------------------------                -------------------------------------
Witness                                  Forrest Milkowski

                                        /s/ Stephen Roche
------------------------                -------------------------------------
Witness                                  Stephen Roche

                                        /s/ Arthur Bruno
------------------------                -------------------------------------
Witness                                  Arthur Bruno

                                        J.F. Shea & Co., Inc.

                                        By: /s/ illegible
------------------------                    ---------------------------------
Witness
                                        Innolion

                                        By: /s/ P.G. Vallee
------------------------                    ---------------------------------
Witness
                                        Land Free Investment

                                        By: /s/ illegible
------------------------                    ---------------------------------
Witness






Signature Page Amended and Restated
Registration Rights Agreement

                                       H & Q London Ventures

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       H & Q Tiawan Ventures, C.V.

                                       By:/s/ William Hambrecht
-----------------------------             --------------------------------------
Witness

                                       H & Q Ventures International C.V.

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       H & Q Ventures IV

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       Hambrecht & Quist

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       The Hambrecht 1980 Revocable Trust

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       Hamco Capital Corporation

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       Hamquist

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       /s/ William Hambrecht
-----------------------------          ----------------------------------------
Witness                                William Hambrecht

                                       Phoenix Venture (BVI) Ltd.

                                       By:/s/ William Hambrecht
-----------------------------             -------------------------------------
Witness

                                       /s/ Michael Preletz
-----------------------------          -----------------------------------------
Witness                                 Michael Preletz

                                        SOFINNOVA S.A.

                                        By:  /s/ illegible
------------------------                    ---------------------------------
Witness                                  ________________________ its duly
                                          authorized _______________________

                                        SOFINNOVA CAPITAL FCPR

                                        By:  /s/ illegible
------------------------                    ---------------------------------
Witness                                  ________________________ its duly
                                          authorized _______________________

                                        CV SOFINNOVA VENTURES PARTNERS II

                                        By:  /s/ illegible
------------------------                   ---------------------------------
Witness                                 ________________________ its duly
                                          authorized _______________________

                                        /s/ Killko Caballero
------------------------                -------------------------------------
Witness                                  Killko Caballero

                                        /s/ Reginald Bursens
------------------------                -------------------------------------
Witness                                  Reginald Bursens

                                        /s/ Michiel Fast
------------------------                -------------------------------------
Witness                                  Michiel Fast

                                        /s/ Jean-Francois Ducarroz
------------------------                -------------------------------------
Witness                                  Jean-Francois Ducarroz

                                        /s/ Mallku Caballero
------------------------                -------------------------------------
Witness                                  Mallku Caballero

                                        /s/ Pascal Crausaz
------------------------                -------------------------------------
Witness                                 Pascal Crausaz

                                        /s/ Pierre Saslawsky
------------------------                -------------------------------------
Witness                                  Pierre Saslawsky




Signature Page Amended and Restated
Registration Rights Agreement

                                  SCHEDULE 1

                                   INVESTORS
                                   ---------


Adwest Limited Partnership
Adtel Limited Partnership
ADVENTACT Limited Partnership
Golden Gate Development Investment Fund
Advent International Investors II Limited Partnership
Advent Partners Limited Partnership
c/o Advent International Corporation
101 Federal Street
Boston, MA 02110
Attention: Patrick J. Sansonetti

                                  SCHEDULE 2

                             CURRENT STOCKHOLDERS
                             --------------------


Charles Lingel
Howard R. Berke
Forrest Milkowski
Stephen Roche
Arthur Bruno
J.F. Shea & Co., Inc.
Innolion
Land Free Investment
Sofinnova S.A.
Sofinnova Capital FCPR
CV Sofinnova Ventures Partners III
Killko Caballero
Reginald Bursens
Michiel Fast
Jean-Francois Ducarroz
Mallku Caballero
Pascal Crausaz
Pierre Saslawsky
H & Q London Ventures
H & Q Taiwan Ventures, C.V.
H & Q Ventures International C.V.
H & Q Ventures IV
Hambrecht & Quist
The Hambrecht 1980 Revocable Trust
Hamco Capital Corporation
Hamquist
William Hambrecht
Phoenix Venture (BVI) Ltd.
Michael Preletz

                                FIRST AMENDMENT
                                      TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

   This First Amendment dated as of July 22, 1996 (this "Amendment") amends the Amended and Restated Registration Rights Agreement dated as of March 19, 1996 (the "Agreement") by and among White Pine Software, Inc., a Delaware corporation (the "Company"), the persons listed on Schedule 1 thereto (the "Investors"), and
                                       ----------
the persons listed on Schedule 2 thereto (the "Current Stockholders" and,
                      ----------
together with the Investors, the "Stockholders").

   In consideration of the mutual promises and covenants contained in this Amendment and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Agreement is hereby amended as follows:

   1. The following paragraph is inserted in Section 1 after the definition of "Common Stock":

      "`Converted Common Stock' means (i) the shares of $.01 par Common Stock
        ----------------------
   issued or issuable upon conversion of shares of $5.83 par Common Stock and
   (ii) any additional shares of $.01 par Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassification, recapitalizations, or similar events)."

   2. The following paragraph is inserted in Section 1 after the definition of "Registration Expenses":

      "`Registrable Converted Shares' means Registrable Shares consisting of
       ----------------------------
   shares of Converted Common Stock."

   3. The definition of "Registrable Shares" in Section 1 is hereby deleted and replaced with the following:

      "`Registrable Shares' means (i) any shares of $.01 par Common Stock
        ------------------
   (including shares of Converted Common Stock), and any additional shares of $.01 par Common Stock issuable upon the conversion or exercise of any other securities, owned by the Stockholders as of the date of the final prospectus for the initial public offering of equity securities of the Company and (ii) any shares of $.01 par Common Stock issued in respect of such shares or additional shares (because of stock splits, stock dividends, reclassification, recapitalizations, or similar events); provided, however,
                                                            --------  -------
   that shares of $.01 par Common Stock that are Registrable Shares shall cease to be Registrable Shares (a) upon any sale pursuant to any registration statement filed by the Company with the Commission or pursuant to Rule 144 or Rule 701 under the Securities Act or (b) upon any sale in any manner to a person or entity which, by virtue of Section 15 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include Registrable Shares consisting of shares of $.01 par Common Stock issuable upon conversion or exercise of securities, even if such conversion or exercise has not yet been effected."

   4. Section 2 is hereby deleted and replaced with the following:

      "2.  Demand Registrations.
           --------------------

           "(a) If, after 120 days following the date of the final prospectus for an initial public offering of equity securities of the Company, the Company shall receive a written request (specifying that it is being made pursuant to this Section 2(a)) from Stockholders owning in excess of 50% of the then-outstanding Registrable Converted Shares requesting that the Company file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of Registrable Converted Shares then owned by such Stockholders, then the Company shall, not later than 75 days after receipt by the Company of such a written request, file a registration statement with the Commission for the Registrable Converted Shares as to which such request relates and the Company shall use its best efforts to cause the offering of such Registrable Converted Shares to be registered under the Securities Act; provided, however, that (i) the effective date of such Registration Statement shall not occur prior to the one hundred eighty-first day after the date of the final prospectus for the initial public offering of equity securities of the Company, (ii) the aggregate market value of the Registrable Converted Shares registered pursuant to this Section 2(a) shall not exceed $2,300,000 and (iii) the Company shall not be required to effect more than one demand registration pursuant to this Section 2(a). For purposes of this Agreement, the `market value' of a Registrable Converted Share as of a specified date shall be the average of the closing prices per share of $.01 par Common Stock on the Nasdaq National Market or any national securities exchange during the ten trading days preceding such date. If the market value of Registrable Converted Shares that Stockholders request to be included in an offering made pursuant to this Section 2(a) exceeds $2,300,000, then the Company will include in such registration only Registrable Converted Shares the market value of which shall not exceed $2,300,000, selected from the Registrable Converted Shares requested to be included in such registration pro rata based on the number of Registrable
                                 --- ----
   Converted Shares each of them then owns. No registration initiated hereunder shall count as a registration under this Section 2(a) unless and until it shall have been declared effective by the Commission.

           "(b) If, after 180 days following the date of the final prospectus for an initial public offering of equity securities of the Company, the Company shall receive a written request (specifying that it is being made pursuant to this Section 2(b)) from Stockholders owning in excess of 50% of the then-outstanding Registrable Shares held by the Stockholders requesting that the Company file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of Registrable Shares then owned by such Stockholders, then the Company shall, not later than 75 days after receipt by the Company of such written request, file a registration statement with the Commission for the Registrable Shares as to which such request relates and the Company shall use its best efforts to cause the offering of such Registrable Shares to be registered under the Securities Act; provided, however, that the Company shall not be required to effect
        --------  -------
   more than one registration pursuant to this Section 2(b). No registration initiated hereunder shall count as a registration under this Section 2(b) unless and until it shall have been declared effective by the Commission.

           "(c) If the total amount of Registrable Shares that all Stockholders request to be included in an offering made pursuant to this Section 2 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of such offering, then the

   Company will include in such registration only the number of Registrable Shares which, in the good faith opinion of such underwriters, can be sold, selected from the Registrable Shares requested to be included in such registration as follows:

           "(i) in the case of a registration initiated pursuant to a written request under Section 2(a), (A) all of the Registrable Converted Shares that have been requested to be included in such registration by the Stockholders at whose request the registration is made, provided that if
                                                              --------
      such Registrable Converted Shares exceed the limitation described in
      Section 2(a)(ii), then, in order to comply with such limitation, the number of such Registrable Converted Shares to be registered shall be decreased pro rata based on the number of Registrable Converted Shares
                --- ----
      each of the Stockholders then owns and (B) to the extent the Registrable Converted Shares that have been requested to be included in such registration by the Stockholders at whose request the registration is made are less than such limitation, then (and only then) Registrable Shares of other Stockholders shall be included, pro rata based on the number of
                                            --- ----
      Registrable Shares each of them then owns; and

           "(ii) in the case of a registration initiated pursuant to a written request under Section 2(b), (A) the Registrable Shares requested to be included by the Stockholders at whose request the registration is made, pro rata based on the number of Registrable Shares each of them owns and
      --- ----
      (B) then (and only then) the remaining Registrable Shares, pro rata based
                                                                 --- ----
      on the number of Registrable Shares each of the Stockholders then owns.

           "(d) The underwriter of any underwriting requested under Section 2(a) or Section 2(b), as the case may be, shall be selected by a majority in interest of the Stockholders requesting such registration and the Company."

   5. The reference to "Common Stock" in Section 3 is deleted and replaced with "$.01 par Common Stock" and the following phrase is inserted before the period at the end of Section 3:

   ", determined in accordance with the definition of `market value' in Section 2(a)".

   6. Schedule 1 is hereby amended to include "J.F. Shea Co., Inc."

   7. Except as amended by this Amendment, the Agreement shall remain in effect in accordance with its terms.

   IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

                                       COMPANY:

                                       WHITE PINE SOFTWARE, INC.


                                       By: /s/ Howard R. Berke
                                           ________________________________
                                           President

                                       INVESTORS:

                                       ADWEST LIMITED PARTNERSHIP
                                       ADVENTACT LIMITED PARTNERSHIP
                                       ADTEL LIMITED PARTNERSHIP
                                       GOLDEN GATE DEVELOPMENT AND
                                        INVESTMENT FUND
                                          By: Advent International Limited
                                                Partnership, General Partner
                                          By: Advent International Corporation,
                                                General Partner
                                          By: Janet L. Hennessy, Vice President

                                       ADVENT INTERNATIONAL INVESTORS
                                        LIMITED PARTNERSHIP II
                                       ADVENT PARTNERS LIMITED PARTNERSHIP
                                          By: Advent International Corporation,
                                                General Partner
                                          By: Janet L. Hennessy, Vice President

                                       /s/ Janet L. Hennessy
                                       ____________________________________
                                       Janet L. Hennessy*
                                       Vice President, Controller
                                       *For all of the above

                                       J.F. SHEA CO., INC.


                                       By:/s/ James H. Shorten
                                          ________________________________

                                       CURRENT STOCKHOLDERS:

                                       /s/ Charles Lingel
                                       ____________________________________
                                       Charles Lingel

                                       /s/ Howard R. Berke
                                       ____________________________________
                                       Howard R. Berke

                                       /s/ Forrest Milkowski
                                       ____________________________________
                                       Forrest Milkowski

                                       /s/ Stephen Roche
                                       ____________________________________
                                       Stephen Roche

                                       /s/ Arthur Bruno
                                       ____________________________________
                                       Arthur Bruno


                                       J.F. SHEA CO., INC.


                                       By: /s/ James H. Shorten
                                          ________________________________


                                       INNOLION


                                       By: /s/ P.G. Vallee
                                          ________________________________


                                       LAND FREE INVESTMENT


                                       By: /s/ illegible
                                           ________________________________

                                       /s/ Michael Preletz, Trustee
                                       ____________________________________
                                       Michael Preletz

                                       SOFINNOVA S.A.


                                       By:/s/ Olivier Protard
                                          _______________________, its duly

                                       authorized  Officer
                                                   ________________________

                                       SOFINNOVA CAPITAL FCPR


                                       By:/s/ Olivier Protard
                                       _______________________________, its duly

                                       authorized  Officer
                                                  ______________________________

                                       CV SOFINNOVA VENTURES PARTNERS II


                                       By:/s/ Olivier Protard
                                          ___________________________, its duly

                                       authorized  Attorney
                                                  _____________________________

                                       /s/ Killko Caballero
                                       _________________________________________
                                       Killko Caballero


                                       /s/ Reginald Bursens
                                       _________________________________________
                                       Reginald Bursens


                                       /s/ Michiel Fast
                                       _________________________________________
                                       Michiel Fast


                                       /s/ Jean-Francois Ducarroz
                                       _________________________________________
                                       Jean-Francois Ducarroz


                                       /s/ Mallku Caballero
                                       _________________________________________
                                       Mallku Caballero

                                       /s/ Pascal Crausaz
                                       _________________________________________
                                       Pascal Crausaz


                                       _________________________________________
                                       Pierre Saslawsky

                                       H & Q LONDON VENTURES


                                       By: /s/ Jackie Berterretche
                                           _____________________________________


                                       H & Q TV MANAGEMENT N.V.


                                       By: /s/ illegible
                                           _____________________________________


                                       H & Q VENTURES INTERNATIONAL C.V.


                                       By: /s/ Jackie Berterretche
                                           _____________________________________

                                       H & Q VENTURES IV


                                       By: /s/ Jackie Berterretche
                                           _____________________________________


                                       HAMBRECHT & QUIST


                                       By: /s/ Jackie Berterretche
                                           _____________________________________


                                       THE HAMBRECHT 1980 REVOCABLE TRUST


                                       By: /s/ Jackie Berterretche
                                           _____________________________________


                                       H & Q VENTURE PARTNERS


                                       By: /s/ Jackie Berterretche
                                           _____________________________________


                                       HAMQUIST


                                       By: /s/ Jackie Berterretche
                                           _____________________________________


                                       /s/ William Hambrecht
                                       _________________________________________
                                       William Hambrecht

                                       PHOENIX VENTURE (BVI) LTD.


                                       By:/s/ Jackie Berterretche
                                          _____________________________________


                                       HAMBRECHT & QUIST GROUP


                                       By:/s/ Jackie Berterretche
                                           _____________________________________